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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2000



                        MORGAN STANLEY DEAN WITTER & CO.
             (Exact name of registrant as specified in its charter)



         Delaware                      1-11758                   36-3145972
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices including zip code)


       Registrant's telephone number, including area code: (212) 761-4000

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Item 7(c).  Exhibits

8-c Tax Opinion of Davis Polk & Wardwell, dated July 27, 2000, relating to the registrant's Senior Variable Rate Renewable Notes, EXtendible Liquidity SecuritiesSM (EXLsSM), with a Final Maturity date of August 15, 2005, as described in Pricing Supplement No. 20 dated July 21, 2000 to the Prospectus Supplement dated May 18, 2000 and the Prospectus dated May 18, 2000 related to Registration Statement No. 333-34392.



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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MORGAN STANLEY DEAN WITTER & CO.
                                         Registrant



                                               /s/ Martin M. Cohen
                                         ---------------------------
                                         Name:  Martin M. Cohen
                                         Title: Assistant Secretary


Date:           July 27, 2000


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                                Index to Exhibits
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Exhibit No.                  Description
-----------                  -----------


8-c Tax Opinion of Davis Polk & Wardwell, dated July 27, 2000, relating to the registrant's Senior Variable Rate Renewable Notes, EXtendible Liquidity SecuritiesSM (EXLsSM), with a Final Maturity date of August 15, 2005, as described in Pricing Supplement No. 20 dated July 21, 2000 to the Prospectus Supplement dated May 18, 2000 and the Prospectus dated May 18, 2000 related to Registration Statement No. 333-34392.


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